Exhibit 99.2

EXECUTION COPY

FIFTH AMENDMENT
FIFTH AMENDMENT, dated as of March 6, 2019 (this “Amendment”) to the Amended and Restated Master Purchase and Sale Agreement, dated as of March 6, 2017, as amended by the First Amendment, dated as of September 14, 2017, by the Second Amendment, dated as of November 3, 2017, by Omnibus Amendment No. 2 to Basic Documents (Ally-Carvana Flow), dated as of January 4, 2018, by the Third Amendment, dated as of November 2, 2018, and by the Fourth Amendment, effective as of January 4, 2019 (the “Master Purchase and Sale Agreement”), among CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company, as Transferor (the “Transferor”), ALLY BANK, a Utah chartered bank, as a Purchaser (in such capacity, a “Purchaser”), and ALLY FINANCIAL INC., a Delaware corporation, as a Purchaser (in such capacity, a “Purchaser” and, together with Ally Bank, the “Purchasers”).
WITNESSETH:
WHEREAS, the Transferors and the Purchasers are parties to the Master Purchase and Sale Agreement pursuant to which the Purchasers have agreed to purchase specified portfolios of receivables and related property from the Transferor; and
WHEREAS, the parties wish to amend the Master Purchase and Sale Agreement in certain respects;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I
DEFINITIONS
Section 1.01    Defined Terms. Unless otherwise defined herein, capitalized terms used in the above recitals and in this Amendment are defined in and shall have the respective meanings assigned to them in (or by reference in) Appendix A to the Master Purchase and Sale Agreement.
SECTION II
AMENDMENTS
Section 2.01    Amendments to Appendix A (Definitions). Appendix A to the Master Purchase and Sale Agreement is hereby amended by:
(a)    adding a new definition of “Bankruptcy Remote Entity” in proper alphabetical order to read as follows:
““Bankruptcy Remote Party” means each of CAR 2016-1, the Borrower or any trust, limited liability company or corporation wholly-owned by CAR 2016-1.”

Certain information has been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

(b)    adding a new definition of “Other Assets” in proper alphabetical order to read as follows:
“Other Assets” means any assets (or interests therein) (other than the Purchased Property) conveyed or purported to be conveyed by CAR 2016-1 to another Person or Persons other than the Purchased Property conveyed to the Purchasers under the Master Purchase and Sale Agreement, whether by way of a sale, capital contribution or by virtue of the granting of a lien.
(c)    adding a new definition of “Other Facility Transaction Documents” in proper alphabetical order to read as follows:
““Other Facility Transaction Documents” means collectively, the “Transaction Documents,” as such term is defined in (i) the Loan and Security Agreement, dated as of December 22, 2016, as may be amended, restated, supplemented or otherwise modified from time to time, by and among Carvana, Sonoran Auto Receivables Trust 2016-1, the Transferor and Ally Bank, (ii) the Loan and Security Agreement, dated as of November 3, 2017, as may be amended, restated, supplemented or otherwise modified from time to time, by and among Carvana, Sonoran Auto Receivables Trust 2017-1, the Transferor and Ally Bank, and (iii) any similar purchase agreement or loan and security agreement among Carvana, a bankruptcy remote, special purpose purchaser or borrower formed by Carvana or its Affiliates, the Transferor and Ally Bank.”
(d)    adding a new definition of “Upper Bound FICO Score” in proper alphabetical order to read as follows:
““Upper Bound FICO Score” has the meaning agreed upon by the Parties to the Master Sale Agreement and the Master Purchase and Sale Agreement.”
(e)    inserting each of the following terms which are double underlined in the place where such term appears below to the “Cutoff Date” definition
““Cutoff Date” means with respect to each First Tier Receivables Pool and Receivables Pool, the last day of the related Origination Period; provided that for the purpose of this definition, Sunday shall be deemed to be the last day of the calendar week; provided, further, that, with respect to any First Tier Receivables Pool and Receivables Pool sold from and including March 7, 2019 to and including April 4, 2019, respectively, the “Cutoff Date” shall be the date consented to by the Purchasers.”
(f)    inserting each of the following terms which are double underlined in the place where such term appears below and deleting the stricken text to clause (xxxiii) to the “Eligible Receivable” definition:

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“(xxxiii)    ~~[Reserved]~~for Receivables with a related Cutoff Date on or after February 24, 2019, the LTV at origination did not exceed [***]%;
(g)    inserting each of the following terms which are double underlined in the place where such term appears below to clause (xxxiv) to the “Eligible Receivable” definition:
“(xxxiv) The Obligor has a FICO score of not less than [***] and, for Receivables with a related Cutoff Date on and including February 24, 2019 through and including March 24, 2019, not more than the Upper Bound FICO Score. which, except for a Receivable included in the initial Receivables Pool on the initial Closing Date, shall not, without the consent of the Purchasers, has been obtained by Carvana within [***] days prior to the origination of the related Receivable; provided that, if the Seller exercises a Limited Sale Option on any Closing Date occurring on or after March 7, 2019 through and including April 4, 2019, the maximum FICO score limit described in this clause (xxxiv) shall not apply;
(h)    inserting each of the following new clauses in proper numerical order to the “Eligible Receivable” definition:
“(xlii) for Receivables with a related Cutoff Date after February 24, 2019, where the Obligor has a FICO score less than [***], then the LTV at origination is less than or equal to [***]%; and
(xliii) for Receivables with a related Cutoff Date on or after February 24, 2019, where the LTV at origination is greater than or equal to [***]%, then the payment-to-income ratio is less than or equal to [***]%.
(i)    inserting each of the following terms which are double underlined in the place where such term appears below and deleting the stricken text to the “Origination Period” definition:
““Origination Period” means, each calendar week during the period beginning with the week of December 12, 2016 and ending with the week containing the last day of the Commitment Period; provided, that, with respect to (i) the initial First Tier Receivables Pool and Receivables Pool and (ii) any First Tier Receivables Pool and Receivables Pool sold from and including March 7, 2019 to and including April 4, 2019, respectively, the “Origination Period” shall be the period consented to by the Purchasers.”
Section 2.02    Amendments to Section 2.1(a) (Transferor Obligation). Section 2.1(a) of the Master Purchase and Sale Agreement is hereby amended as set forth below by inserting each term thereof which is double underlined in the place where such term appears below and deleting the stricken text:

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(a)    Transferor Obligation. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements set forth herein, the Transferor commits to sell to the Purchasers one Receivables Pool each calendar week during the Commitment Period with a total Cutoff Date Aggregate Outstanding Principal Balance for all such Receivables Pools sold during the Commitment Period, taken together, equal to the Commitment Amount and each Receivables Pool sold to the Purchaser shall have a Cutoff Date Aggregate Outstanding Principal Balance equal to at least 40% (adjusted downward for a nonmaterial amount resulting from application of the Selection Procedures, including the Freestyle Selection, at a Purchase Percentage of 40%) of the aggregate principal balance of all receivables originated by the Seller that meet the criteria described in the definition of “Eligible Receivable” during the second calendar week preceding the calendar week in which the related Closing Date shall occur related to such Receivables Pool during the Commitment Period; provided, that the Transferor shall not be obligated to sell any Receivables Pool if the related Second Step Receivables Purchase Price for such Receivables Pool is less than or equal to the Cutoff Date Aggregate Outstanding Principal Balance (collectively, the “Transferor Obligation”); provided, further, notwithstanding the maximum FICO score described in clause (xxxiv) in the definition of “Eligible Receivable,” if the Seller elects to consummate a Limited Sale Option under the Master Sale Agreement, then the Transferor shall include in any related Receivables Pool that has a related Cutoff Date on and including February 24, 2019 through and including March 24, 2019, all Receivables (without regard to the Purchase Percentage or application of the Freestyle Selection Criteria) where the related Obligors have a FICO score of more than the Upper Bound FICO Score and that otherwise meet the definition of “Eligible Receivable” (other than the Upper Bound FICO Score described in clause (xxxiv) thereof) originated during the related Origination Period; provided further that, in connection with a Limited Sale Option, if the Transferor sells such Receivables with FICO scores of more than the Upper Bound FICO Score, the Transferor shall also be required to include in such Receivables Pool all Eligible Receivables originated during the related Origination Period with FICO scores of not less than [***] and not more than the Upper Bound FICO Score that otherwise meet the definition of “Eligible Receivable” with randomization codes of the related contract numbers that are greater than the Purchase Percentage.
Section 2.03    Amendments to Section 2.4(b) (Purchaser Termination Options). Section 2.4(b) of the Master Purchase and Sale Agreement is hereby amended as set forth below by inserting each term thereof which is double underlined in the place where such term appears below and deleting the stricken text:
“(vi)    (y) the occurrence of a “Termination Event” or “Commitment Termination Event” under the Receivables Warehouse Facility or the 2017 Receivables Warehouse Facility or any Other Facility Transaction Document or a termination event, event of default, or servicer default under any other credit or purchase facility by the Purchasers or any of their Affiliates to the Seller or the Transferor or any of their consolidated Affiliates that enables or permits the holder or holders of such indebtedness or any trustee or agent on its or their behalf to cause such indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (z) any

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indebtedness of the Seller or the Transferor or any of their consolidated Affiliates which exceeds $[***] in aggregate principal or face amount becoming due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;”
Section 2.04    Amendments to Section 7.10 (Operation of the Transferor). Section 7.10 of the Master Purchase and Sale Agreement is hereby amended by replacing the current reference to “single-use special purpose entities” that appears therein to “multi-use special purpose entity”.
Section 2.05    Amendments to Section 8.17 (No Petition Covenant). Section 8.17 of the Master Purchase and Sale Agreement is hereby amended by deleting such provision in its entirety and replacing it with:
“Section 8.17    No Petition Covenant. Notwithstanding any prior termination of this Agreement, no party to this Agreement shall, prior to the date which is one year and one day after the later of (i) the final payment or liquidation of all Receivables purchased by Ally Bank and Ally Financial, Inc. under the Master Purchase Agreement (Flow) and (ii) the repayment in full of all obligations of each Bankruptcy Remote Party in respect of all amounts owing by any Bankruptcy Remote Party to the Administrative Agent and the Lenders pursuant to the Loan and Security Agreement or any other similar financing arrangement to which Ally Bank or any of its Affiliates is a party other than inchoate obligations for which no claim has been made, acquiesce, petition or otherwise invoke or cause any Bankruptcy Remote Party to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against such Bankruptcy Remote Party under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bankruptcy Remote Party or any substantial part of its property, or ordering the winding up or liquidation of the affairs of any Bankruptcy Remote Party under any federal or state bankruptcy or Insolvency Proceeding.”
Section 2.06    Amendment to Article VIII. Article VIII of the Master Purchase and Sale Agreement is hereby amended by adding the following new Section 8.20 in proper numerical order:
“Section 8.20    Recourse Limited to Collateral; Subordination.
(a)    The obligations of the Transferor under this Agreement and the other Transaction Documents are obligations solely of the Transferor and shall not constitute a claim against the Transferor to the extent that the Transferor does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, to the extent the Transferor enters into secured transactions, the parties hereto acknowledge and agree that they shall have no right, title or interest in or to Other Assets. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, any of the parties hereto either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy

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Code), then the parties hereto further acknowledge and agree that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Transferor which, under the terms of the relevant documents relating to such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Transferor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The parties hereto further acknowledge and agree that no adequate remedy at law exists for a breach of this Section 8.20 and the terms of this Section 8.20 may be enforced by an action for specific performance.
(b)    The provisions of this Section 8.20 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.
(c)    The Transferor covenants and agrees that if it enters into secured transactions with respect to Other Assets, it shall cause the appropriate documentation with respect thereto to include provisions substantially similar to those contained in (i) this Section 8.20 pursuant to which the Person(s) to which Other Assets are conveyed disclaims (and subordinates) any interest it may have in the assets of the Transferor other than the specific Other Assets related to such secured transaction and (ii) Section 8.17.”
SECTION III
MISCELLANEOUS
Section 3.01    Effectiveness. This Amendment shall become effective as of the date first written above upon the receipt of a signed counterpart to this Amendment that has been duly executed and delivered by each of the parties hereto.
Section 3.02    Continuing Effect of the Master Purchase and Sale Agreement. Except as specifically amended and modified above, the Master Purchase and Sale Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Master Purchase and Sale Agreement, nor constitute a waiver of any provision of the Master Purchase and Sale Agreement.
Section 3.03    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Purchasers, the Servicer and their respective successors and permitted assigns.
Section 3.04    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the

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same agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.
Section 3.05    GOVERNING LAW. SUBMISSION TO JURISDICTION, ETC.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)    THE TRANSFEROR AND THE PURCHASERS HEREBY MUTUALLY AGREE TO SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE TRANSFEROR AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(c)    THE TRANSFEROR AND THE PURCHASERS EACH HEREBY WAIVES (TO EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AMENDMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES 2016-1 LLC, as Transferor

By:	/s/ Paul W. Breaux
Name:	Paul W. Breaux
Title:	Vice President

ALLY BANK, as Purchaser

By:	/s/ T. E. Elkins
Name:	T. E. Elkins
Title:	Senior Vice President, Direct Lending and Clearlane

ALLY FINANCIAL INC, as Purchaser

By:	/s/ J. E. Schugel
Name:	J. E. Schugel
Title:	Chief Risk Officer

[SIGNATURES CONTINUE]

[Signature page to Fifth Amendment to Amended and Restated Master Purchase and Sale Agreement]

Agreed to and Accepted by:

CARVANA, LLC, as Seller

By:	/s/ Paul W. Breaux
Name:	Paul W. Breaux
Title:	Vice President

[Signature page to Fifth Amendment to Amended and Restated Master Purchase and Sale Agreement]